SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (this “Agreement”) is entered into as of July 11, 2017, by and among Catamaran Services, Inc., a Delaware corporation (“Junior Creditor”), Mendocino Brewing Company, Inc., a California corporation, (“MBC”), Releta Brewing Company, LLC, a Delaware limited liability company (“RBC”; RBC and MBC are collectively referred to as “Borrowers” and, each individually, as a “Borrower”), and MB Financial Bank, N.A., successor in interest to Cole Taylor Bank (“Senior Lender”).

RECITALS

A. Borrowers and Senior Lender have entered into that certain Credit and Security Agreement dated as of June 23, 2011 (as the same has been amended, supplemented or otherwise modified from time to time, the “Senior Credit Agreement”) pursuant to which, among other things, Senior Lender has agreed, subject to the terms and conditions set forth in the Senior Credit Agreement, to make certain loans and financial accommodations to Borrowers.

B. Junior Creditor is entering into a Loan and Security Agreement dated as of July 11, 2017 with MBC (“LSA”) and receiving from MBC one or more Promissory Notes and a Promissory Note Modification Agreement as referenced in the LSA (collectively, the “Catamaran Debt Documents”), whereby one or more of the Borrowers are granting a security interest in its property to Junior Creditor to secure the obligations of MBC to Junior Creditor for the repayment of (i) up to an aggregate principal amount of $2,600,000 of existing loans of Junior Creditor to MBC and (ii) up to an aggregate principal amount of $2,000,000 of new loans to MBC, the first installment of which will be a loan of $500,000.

C. As an inducement to and as one of the conditions precedent to the agreement of Senior Lender to continue the extension of credit to Borrowers, Senior Lender has required the execution and delivery of this Agreement by the Junior Creditor and Borrowers.

NOW, THEREFORE, in order to induce Senior Lender to continue the extension of credit to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1. Definitions. All capitalized terms used in this Agreement without definition shall have the meanings ascribed to such terms in the Senior Credit Agreement. In addition, the following terms shall have the following meanings in this Agreement:

1.1 “Collateral” shall mean all assets and properties of any kind whatsoever (including proceeds thereof), real or personal, tangible or intangible, whether now existing or arising in the future, and wherever located, of MBC and/or RBC.

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1.2 “Enforcement Action” means (a) to demand, sue for, take or receive from or on behalf of Junior Creditor, a Borrower or any guarantor of the Junior Debt, by setoff or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by Borrower or any such guarantor with respect to the Junior Debt, (b) to initiate or participate with others in any suit, action or proceeding against any Borrower or any such guarantor to (i) enforce payment of or to collect the whole or any part of the Junior Debt or (ii) commence judicial enforcement of any of the rights and remedies under any Junior Debt Document or applicable law with respect to the Junior Debt, (c) to accelerate any Junior Debt, (d) to exercise any put option or redemption rights or to cause any Borrower or any such guarantor to honor any redemption, repurchase, mandatory prepayment, or similar obligation under any Junior Debt Document, (e) to cause any Borrower or any such guarantor to exercise any call option, redemption rights, repurchase rights, or similar rights under any Junior Debt Document, or (f) to take any action to realize upon any of the Collateral or to exercise any other right or remedy with respect to the Collateral.

1.3 “Junior Debt” means (a) all of the obligations of MBC to Junior Creditor evidenced by the Junior Debt Documents and all other amounts now or hereafter owed by MBC to Junior Creditor and (b) all rights of Junior Creditor to receive cash and obligations of MBC to pay cash under any put option, call option, redemption right, repurchase right, or similar right or obligation contained in the Junior Debt Documents.

1.4 “Junior Debt Documents” means the Catamaran Debt Documents (as defined in the above Recital) and all other documents and instruments evidencing or pertaining to all or any portion of the Junior Debt and any additional rights, benefits, remedies or privileges conferred upon Junior Creditor in its capacity as holder of any debt or equity issued by Borrower.

1.5 “Junior Default” means a default in the payment of the Junior Debt or in the performance of any term, covenant or condition contained in the Junior Debt Documents or any other occurrence permitting Junior Creditor to accelerate the payment of, put or cause the redemption of all or any portion of the Junior Debt.

1.6 “Junior Default Notice” means a written notice from the Junior Creditor or MBC to Senior Lender pursuant to which Senior Lender is notified of the occurrence of a Junior Default, which notice incorporates a reasonably detailed description of such Junior Default.

1.7 “Lien” means any security interest, mortgage, deed of trust, pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device, including the interest of each lessor under any capitalized lease and the interest of any bondsman under any payment or performance bond, in, of or on any assets or properties of a Person, whether now owned or hereafter acquired and whether arising by agreement or operation of law.

1.8 “Payment in Full” or “Paid in Full” means the indefeasible payment in full in cash of the Senior Debt and the termination of the Senior Credit Agreement.

1.9 “Proceeding” means any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person.

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1.10 “Reorganization Subordinated Securities” means any debt or equity securities of any Borrower or any other Person that are distributed to Junior Creditor in respect of the Junior Debt owing to Junior Creditor pursuant to a confirmed plan of reorganization or adjustment and that (a) are subordinated in right of payment to the Senior Debt (or any debt or equity securities issued in substitution of all or any portion of the Senior Debt) to at least the same extent as the Junior Debt is subordinated to the Senior Debt, (b) do not have the benefit of any obligation of any Person (whether as issuer, guarantor or otherwise) unless the Senior Debt has at least the same benefit of the obligation of such Person and (c) do not have any terms, and are not subject to or entitled to the benefit of any agreement or instrument that has terms, that are more burdensome to the issuer of or other obligor on such debt or equity securities than are the terms of the Senior Debt.

1.11 “Senior Debt” is used herein in its most comprehensive sense and means any and all advances, debts, obligations and liabilities of the Borrowers to the Senior Lender, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement at any time entered into by the Borrowers with the Senior Lender, and whether the Borrowers may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

1.12 “Senior Debt Documents” means the Senior Credit Agreement and all other documents and instruments evidencing or pertaining to all or any portion of the Senior Debt.

1.13 “Senior Default” means any Event of Default under the Senior Credit Agreement.

2. Subordination.

2.1 Subordination of Junior Debt to Senior Debt. Each Borrower covenants and agrees, and Junior Creditor by its acceptance of the Junior Debt Documents (whether upon original issue or upon transfer or assignment) likewise covenants and agrees, that (a) the payment of any and all of the Junior Debt shall be subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior Payment in Full of the Senior Debt and (b) the existing and hereafter acquired Liens of Senior Lender in the Collateral securing all or any portion of the Senior Debt shall be senior, regardless of the time, order, or method of perfection, to all existing and hereafter acquired Liens of Junior Creditor (or any agent therefore) in the Collateral securing all or any portion of the Junior Debt. The priorities of the Liens provided in this Agreement shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal or restatement of the Senior Debt in compliance with the terms of this Agreement nor by any action or inaction which Senior Lender may take or fail to take in respect of the Collateral. Each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Debt in reliance upon the provisions contained in this Agreement.

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2.2 Proceedings. In the event of any Proceeding involving any Borrower, (a) all Senior Debt first shall be Paid in Full before any payment of or with respect to the Junior Debt shall be made (other than a distribution of Reorganization Subordinated Securities if Junior Creditor and Senior Lender shall have entered into such supplements to or modifications to this Agreement as Senior Lender may reasonably request to reflect the continued subordination of the Reorganization Subordinated Securities to the Senior Debt (or notes or other securities issued in substitution of all or a portion thereof) to the same extent as provided herein); (b) any payment or distribution, whether in cash, property or securities which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Junior Debt (other than a distribution of Reorganization Subordinated Securities if Junior Creditor and Senior Lender shall have entered into such supplements to or modifications to this Agreement as Senior Lender may reasonably request to reflect the continued subordination of the Reorganization Subordinated Securities to the Senior Debt (or notes or other securities issued in substitution of all or a portion thereof) to the same extent as provided herein), shall be paid or delivered directly to Senior Lender (to be held and/or applied by Senior Lender in accordance with the terms of the Credit Agreement) until all Senior Debt is Paid in Full, and Junior Creditor irrevocably authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and distributions, and Junior Creditor also irrevocably authorizes, empowers and directs Senior Lender to demand, sue for, collect and receive every such payment or distribution; and (c) Junior Creditor agrees to execute and deliver to Senior Lender or its representative all such further instruments confirming the authorization referred to in the foregoing clause (b).

2.3 Payments. Borrowers may not make and Junior Creditor may not receive any payment or distribution with respect to the Junior Debt; provided that interest due on the Junior Debt at the non-default rate may accrue as PIK (payment in kind) but may not be paid until the Senior Debt is Paid in Full.

2.4 Restriction on Action by Junior Creditor. Until the Senior Debt is Paid in Full, Junior Creditor will not take any Enforcement Action with respect to the Junior Debt. Notwithstanding the foregoing, Junior Creditor may file proofs of claim against any Borrower in any Proceeding involving any Borrower.

2.5 Incorrect Payments and Revival of Obligations.

(a) If any payment or distribution on account of the Junior Debt not permitted to be made by a Borrower or received by Junior Creditor under this Agreement is received by Junior Creditor before all Senior Debt is Paid in Full, such payment or distribution shall not be commingled with any asset of Junior Creditor, shall be held in trust by Junior Creditor for the benefit of Senior Lender and shall be promptly paid over to Senior Lender, or its designated representative, for application (in accordance with the Senior Credit Agreement) to the payment of the Senior Debt then remaining unpaid, until all of the Senior Debt is Paid in Full.

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(b) To the extent that any payment or payments made to the Senior Lender under the Senior Debt Documents, or any payment or proceeds of any Collateral received by Senior Lender in the reduction of the indebtedness evidenced therein or with respect to any of the allocations evidenced by the Senior Debt Documents are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, to a Borrower, or any other person liable for any of the obligations evidenced and/or secured by the Senior Debt Documents, whether directly or indirectly, as a debtor-in-possession or to a receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the portion of the indebtedness of a Borrower or such other liable person intended to have been satisfied by such payment or proceeds (“Invalidated Payments”), will be revived and will continue in full force and effect as if such Invalidated Payments had never been received by the Senior Lender and for purposes of this Agreement, the Senior Lender will not be deemed to be Paid in Full to the extent of the Invalidated Payments and all costs and expenses in connection therewith.

2.6 Sale; Transfer; etc. Junior Creditor shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Junior Debt or any Junior Debt Document (a) without giving prior written notice of such action to Senior Lender and (b) unless prior to the consummation of any such action, the transferee thereof shall execute and deliver to Senior Lender an agreement substantially identical to this Agreement, providing for the continued subordination and forbearance of the Junior Debt to the Senior Debt as provided herein and for the continued effectiveness of all of the rights of Senior Lender arising under this Agreement. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Junior Debt, and the terms of this Agreement shall be binding upon the successors and assigns of Junior Creditor, as provided in Section 17 below.

2.7 Legends. Until the Senior Debt is Paid in Full, the Junior Debt Documents will at all times shall contain in a conspicuous manner the following legend:

“This [instrument] [note] [certificate] and the rights and obligations evidenced hereby are subordinate in the manner, on the terms and to the extent set forth in that certain Subordination Agreement (the “Subordination Agreement”) dated as of July __, 2017, by and among Mendocino Brewing Company, Inc. (“MBC”), Releta Brewing company, LLC (“RBC”; RBC and MBC, each a “Borrower” and collectively, the “Borrowers”), Catamaran Services, Inc. and MB Financial Bank, N.A. (“Senior Lender”), to the indebtedness (including interest) owed or to be owing by the Borrowers pursuant to that certain Credit and Security Agreement dated June 23, 2011 by and among the Borrowers and Senior Lender, as such Credit and Security Agreement has and may hereafter be amended, supplemented or otherwise modified from time to time.”

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2.8 Release of Liens. In the event that Senior Lender is required pursuant to the terms of the Senior Credit Agreement or any other Senior Debt Document to release its Liens on any of the Collateral securing the Senior Debt, or in the event that Senior Lender voluntarily elects to release its Liens on any of the Collateral securing the Senior Debt, Junior Creditor shall release, on a prompt basis, any Liens which it may have in such Collateral. To facilitate the foregoing, to the extent that Junior Creditor fails or refuses to provide such lien releases promptly upon request by Senior Lender, Senior Lender shall be empowered (which power is coupled with an interest and is irrevocable during the term of this Agreement) as Junior Creditor’s attorney-in-fact, solely for the limited purpose set forth in this Section 2.8, to execute, file and deliver such releases for and on behalf of Junior Creditor in its name, and to bind Junior Creditor thereby.

2.9 Subrogation. Junior Creditor expressly waives any and all rights of subrogation which it may now or hereafter have against a Borrower or against any Collateral arising from the existence, performance or enforcement of Junior Creditor’s obligations and liabilities under this Agreement until Payment in Full of the Senior Debt, at which time Junior Creditor will be deemed to be subrogated to the rights of the holder(s) of the Senior Debt to receive payments or distributions of cash, property or securities of a Borrower applicable to the Senior Debt until the Junior Debt is paid in full; and, for the purposes of such subrogation, no such payments or distributions to the holder(s) of the Senior Debt by or on behalf of a Borrower (or by or on behalf of Junior Creditor by virtue of this Agreement) which otherwise would have been made to Junior Creditor will, as between a Borrower and Junior Creditor, be deemed to be a payment by or on behalf of a Borrower to or on account of the Senior Debt.

3. Modifications to Debt.

3.1 Amendments. Until the Senior Debt is Paid in Full and notwithstanding anything contained in the Junior Debt Documents, the Senior Credit Agreement or any of the other Senior Debt Documents to the contrary, Junior Creditor shall not, without the prior written consent of Senior Lender, agree to any amendment, modification or supplement to the Junior Debt Documents including, without limitation, any amendment, modification or supplement the effect of which is to (a) increase the maximum principal amount of the Junior Debt or rate of interest on any of the Junior Debt, (b) change the dates upon which payments of principal or interest on the Junior Debt are due, (c) change or add any event of default or any covenant with respect to the Junior Debt, (d) change any redemption or prepayment provisions of the Junior Debt, (e) alter the subordination provisions with respect to the Junior Debt, including, without limitation, subordinating the Junior Debt to any other debt, (f) change the maturity date of any of the Junior Debt or otherwise to alter the repayment terms of the Junior Debt, (g) take any Liens on any assets of any Person other than a Borrower or any assets securing the Senior Debt other than the Collateral of a Borrower or (h) change or amend any other term of the Junior Debt Documents if such change or amendment would result in Senior Default, increase the obligations of any Borrower or any guarantor of the Junior Debt or confer additional material rights on Junior Creditor or any other holder of the Junior Debt in a manner materially adverse to any Borrower or any such guarantor or in a manner adverse to Senior Lender.

3.2 Senior Lender Amendments. Senior Lender may at any time and from time to time without the consent of or notice to Junior Creditor, without incurring liability to Junior Creditor and without impairing or releasing the obligations of Junior Creditor under this Agreement, change the maturity date of the Senior Debt, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms of the Senior Debt, or otherwise amend in any manner any agreement, note, guaranty or other instrument evidencing or securing or otherwise relating to the Senior Debt.

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4. Bankruptcy Matters.

4.1 Limit of Actions. In the event of any Proceeding involving any Borrower, (a) Junior Creditor agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action or other proceeding challenging the enforceability of the Senior Debt or any Liens securing the Senior Debt, (b) Junior Creditor agrees that Senior Lender shall be entitled to credit bid all or any portion of the Senior Debt in a sale conducted pursuant to the Bankruptcy Code; (c) Junior Creditor agrees not to object to any use of cash collateral by any Borrower under Section 363 of the Bankruptcy Code permitted by Senior Lender or any borrowing by any Borrower from Senior Lender, or to any grant of a Lien by any Person in favor of Senior Lender (or any agent therefore), under Section 364 of the Bankruptcy Code; and (d) Junior Creditor agrees to execute, verify, deliver and file any proofs of claim in respect of the Junior Debt requested by Senior Lender in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Senior Lender as their agent and attorney-in-fact to (i) execute, verify, deliver and file such proofs of claim upon the failure of Junior Creditor promptly to do so (and, in any event, prior to 30 days before the expiration of the time to file any such proof) and (ii) vote such claim in any such Proceeding upon the failure of Junior Creditor to do so prior to fifteen (15) days before the expiration of the time to vote any such claim; provided Senior Lender shall have no obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that Senior Lender votes any claim in accordance with the authority granted hereby, Junior Creditor shall not be entitled to change or withdraw such vote. The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Lender and Junior Creditor even if all or part of the Senior Debt or the Liens securing the Senior Debt are subordinated, set aside, avoided or disallowed in connection with any such Proceeding and this Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt or any representative of such holder.

4.2 No Contest. Junior Creditor will not contest, protest, or object to, and consents and will be deemed to have consented pursuant to Section 363(f) of the Bankruptcy Code, to any sale or other disposition of the Collateral free and clear of its Lien or other interests under Section 363 of the Bankruptcy Code if Senior Lender consents to the sale or disposition in writing.

5. Continued Effectiveness of this Agreement. The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of Junior Creditor, any Borrower and Senior Lender arising hereunder shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to the Senior Credit Agreement, any of the other Senior Debt Documents or any of the Junior Debt Documents; (b) the validity or enforceability of any of such documents; or (c) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Debt or the Junior Debt or any of the instruments or documents referred to in clause (a) above. The Junior Creditor and each other holder of Junior Debt hereby acknowledges that the provisions of this Agreement are intended to be enforceable at all times, whether before the commencement of, after the commencement of, in connection with or premised on the occurrence of a Proceeding.

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6. No Contest by Junior Creditor; No Additional Security for Junior Debt. Junior Creditor agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Senior Debt, the Senior Debt Documents, or the Liens of Senior Lender in the Collateral securing the Senior Debt. Junior Creditor shall not accept any security or Lien for the Junior Debt at any time other than the Liens in existence on the date of this Agreementor accept any guaranty of the Junior Debt.

7. Representations and Warranties. With respect to Section 7.1 through Section 7.6, Junior Creditor hereby represents and warrants to Senior Lender as follows, and with respect to Section 7.7, MBC hereby represents and warrants:

7.1 Existence and Power. Junior Creditor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of its formation.

7.2 Authority. Junior Creditor has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement and the execution, delivery and performance of this Agreement, have been duly authorized by all proper and necessary action on the part of Junior Creditor and are not prohibited by its organizational documents.

7.3 Binding Agreements. This Agreement, when executed and delivered, will constitute the valid and legally binding obligations of Junior Creditor enforceable against Junior Creditor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles.

7.4 Conflicting Agreements; Litigation. No provisions of any mortgage, indenture, contract, agreement, statute, rule, regulation, judgment, decree or order binding on Junior Creditor conflicts with, or requires any consent which has not already been obtained under, or would in any way prevent the execution, delivery or performance of the terms of this Agreement by Junior Creditor. The execution, delivery and carrying out of the terms of this Agreement will not constitute a default under, or result in the creation or imposition of, or obligation to create, any Lien on the property of Junior Creditor pursuant to the terms of any such mortgage, indenture, contract or agreement. No pending or, to the best of Junior Creditor’s knowledge, threatened, litigation, arbitration or other proceedings could reasonably be expected in any way to prevent the performance of the terms of this Agreement by Junior Creditor.

7.5 No Divestiture. Junior Creditor is the sole owner, beneficially and of record, of the Junior Debt.

7.6 Default under Junior Note. No Junior Default exists under or with respect to the Junior Debt Documents.

7.7 Holders of Junior Debt. MBC hereby represents and warrants that Junior Creditor is the only holder of the Junior Debt.

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8. Agent for Perfection. In the event that Senior Lender or Junior Creditor takes possession or has “control” (as such term is used in the UCC as in effect in each applicable jurisdiction) over any Collateral for purposes of perfection its Lien therein, Senior Lender or Junior Creditor, as applicable, shall be deemed to be holding such Collateral as representative for Senior Lender and Junior Creditor, solely for purposes of perfection of its Lien under the UCC. It is understood and agreed that this Section 8 is intended solely to assure continuous perfection of the Liens granted under the applicable Senior Debt Documents and Junior Debt Documents, and nothing in this Section 8 shall be deemed or construed as altering the priorities or obligations set forth elsewhere in this Agreement. Upon the Payment in Full of the Senior Debt, notwithstanding the provisions of Section 22, Senior Lender shall (a) deliver to Junior Creditor, at the expense of Borrowers, all such Collateral in Senior Lender’s possession or control, together with any necessary endorsements (without recourse or representation), and (b) Senior Lender shall take such other actions as Junior Creditor may reasonably request in writing, at no expense to Senior Lender, necessary to enable Junior Creditor to preserve or obtain a perfected Lien on the Collateral and all other rights and remedies related thereto, subject to such third party control or other agreements or if otherwise contrary to law.

9. Marshalling. Junior Creditor waives the right to assert the doctrine of marshalling with respect to any of the Senior Lender’s Collateral, and consents and agrees that Senior Lender may proceed against any or all of the Senior Lender’s Collateral in such order as Senior Lender shall determine in its sole discretion.

10. Junior Default Notice. Junior Creditor and each Borrower each shall provide Senior Lender with a Junior Default Notice upon the occurrence of each Junior Default, and Junior Creditor shall notify Senior Lender in the event such Junior Default is cured or waived.

11. Cumulative Rights, No Waivers. Each and every right, remedy and power granted to Senior Lender hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Senior Credit Agreement or the other Senior Debt Documents or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by Senior Lender, from time to time, concurrently or independently and as often and in such order as Senior Lender may deem expedient. Any failure or delay on the part of Senior Lender in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the rights of Senior Lender thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of the rights of Senior Lender hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

12. Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure by Junior Creditor therefrom, shall not be effective in any event unless the same is in writing and signed by Senior Lender, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on Junior Creditor in any event not specifically required of Senior Lender hereunder shall not entitle Junior Creditor to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

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13. Additional Documents and Actions. Junior Creditor at any time, and from time to time, after the execution and delivery of this Agreement, promptly will execute and deliver such further documents and do such further acts and things as Senior Lender reasonably may request that may be necessary in order to effect fully the purposes of this Agreement.

14. Independent Credit Investigations. None of Senior Lender nor its directors, members, managers, officers, agents or employees shall be responsible to Junior Creditor for a Borrower’s solvency, financial condition or ability to repay the Junior Debt or for statements of any Borrower or any other obligor, oral or written, or for the validity, sufficiency or enforceability of the Senior Debt, the Senior Debt Documents or any Liens granted by any Borrower or any other obligor to Senior Lender in connection therewith. Junior Creditor has entered into its financing arrangements with the Borrowers based on its own independent investigation and does not rely upon any representation of Senior Lender with respect to matters identified or referred to in this section. If Senior Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any information of the type described herein to Junior Creditor, Senior Lender shall be under no obligation to subsequently update any such information or to provide any such information to Junior Creditor on any subsequent occasion.

15. Notices. Unless otherwise specifically provided herein, any notice or other communication required or permitted to be given shall be in writing addressed to the respective party as set forth below and may be personally served, faxed or sent by overnight courier service or certified or registered United States mail and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by fax, on the date received if received on a Business Day before 4:00 p.m. (Chicago, Illinois time) or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, one Business Day after delivery to such courier properly addressed; or (d) if by United States mail, four Business Days after deposit in the United States mail, postage prepaid and properly addressed.

Notices shall be addressed as follows:

(a) If to Junior Creditor:

Catamaran Services, Inc.

700 Larkspur Landing Circle, Suite 208

Larkspur, CA 94939

Attention: Rajwinder Kaur, Director

(b) If to Borrowers:

601 Airport Road

Ukiah, CA 95482

Attention: Mahadevan Narayanan, Chief Financial Officer

Fax: 707 463 2465

(c) If to Senior Lender:

MB Financial Bank, N.A.

6111 N. River Road, 3rd Floor

Rosemont, Illinois 60018

Attention: Martha Gaskin, Senior Vice President

Fax: 847-698-5718

With a copy to:

McGuireWoods LLP

1800 Century Park East, 8th floor

Los Angeles, CA 90067

Attention: Gary Samson, re: MB Bank

Fax: 310-956-3148

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 15. A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

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16. Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

17. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of Senior Lender and shall be binding upon the successors and assigns of Junior Creditor and Borrowers.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

19. Defines Rights of Junior Creditor and Senior Lender; No Third Party Beneficiaries. The provisions of this Agreement are solely for the purpose of defining the relative rights of Junior Creditor and Senior Lender and shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation the Borrowers.

20. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Junior Debt Documents, the provisions of this Agreement shall control and govern. For purposes of this Section 20, to the extent that any provisions of any of the Junior Debt Documents provide rights, remedies and benefits to Senior Lender that exceed the rights, remedies and benefits provided to Senior Lender under this Agreement, such provisions of the applicable Junior Debt Documents shall be deemed to supplement (and not to conflict with) the provisions hereof.

21. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

22. Termination. This Agreement shall terminate upon the Payment in Full of the Senior Debt.

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23. Applicable Law. This Agreement shall be governed by and shall be construed and enforced in accordance with the internal laws of the State of Illinois, without regard to conflicts of law principles.

24. CONSENT TO JURISDICTION. EACH OF JUNIOR CREDITOR AND BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO SENIOR LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE JUNIOR DEBT DOCUMENTS OR THE SENIOR DEBT DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH OF JUNIOR CREDITOR AND BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH OF JUNIOR CREDITOR AND BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO JUNIOR CREDITOR AND BORROWERS AT THEIR RESPECTIVE ADDRESSES SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

25. WAIVER OF JURY TRIAL. JUNIOR CREDITOR, EACH BORROWER AND SENIOR LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE JUNIOR DEBT DOCUMENTS OR ANY OF THE SENIOR DEBT DOCUMENTS. EACH OF JUNIOR CREDITOR, BORROWER AND SENIOR LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THE SENIOR DEBT DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF JUNIOR CREDITOR, BORROWER AND SENIOR LENDER WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

26. CALIFORNIA JUDICIAL REFERENCE; OTHER WAIVERS. IF ANY ACTION IS COMMENCED OR MAINTAINED IN ANY COURT IN THE STATE OF CALIFORNIA, AND THE WAIVER OF JURY TRIAL SET FORTH IN SECTION 25 ABOVE IS NOT ENFORCEABLE, AND EACH PARTY TO SUCH ACTION DOES NOT SUBSEQUENTLY WAIVE IN AN EFFECTIVE MANNER UNDER CALIFORNIA LAW ITS RIGHT TO A TRIAL BY JURY, THE PARTIES HERETO HEREBY ELECT TO PROCEED AS FOLLOWS:

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(a) WITH THE EXCEPTION OF THE ITEMS SPECIFIED IN CLAUSE (b) BELOW, ANY CONTROVERSY, DISPUTE OR CLAIM (EACH, A “CONTROVERSY”) BETWEEN ANY OF THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL BE RESOLVED BY A REFERENCE PROCEEDING IN ACCORDANCE WITH THE PROVISIONS OF SECTIONS 638, ET SEQ. OF THE CCP OR THEIR SUCCESSOR SECTIONS, WHICH SHALL CONSTITUTE THE EXCLUSIVE REMEDY FOR THE RESOLUTION OF ANY CONTROVERSY, INCLUDING WHETHER THE CONTROVERSY IS SUBJECT TO THE REFERENCE PROCEEDING. EXCEPT AS OTHERWISE PROVIDED ABOVE, VENUE FOR THE REFERENCE PROCEEDING WILL BE IN ANY COURT IN WHICH VENUE IS APPROPRIATE UNDER APPLICABLE LAW (THE “COURT”).

(b) THE MATTERS THAT SHALL NOT BE SUBJECT TO A REFERENCE ARE THE FOLLOWING: (A) NON-JUDICIAL FORECLOSURE OF ANY SECURITY INTERESTS IN REAL OR PERSONAL PROPERTY; (B) EXERCISE OF SELF HELP REMEDIES (INCLUDING SET-OFF); (C) APPOINTMENT OF A RECEIVER; AND (D) TEMPORARY, PROVISIONAL OR ANCILLARY REMEDIES (INCLUDING WRITS OF ATTACHMENT, WRITS OF POSSESSION, TEMPORARY RESTRAINING ORDERS OR PRELIMINARY INJUNCTIONS). THIS AGREEMENT DOES NOT LIMIT THE RIGHT OF ANY PARTY TO EXERCISE OR OPPOSE ANY OF THE RIGHTS AND REMEDIES DESCRIBED IN CLAUSES (A) AND (B) OR TO SEEK OR OPPOSE FROM A COURT OF COMPETENT JURISDICTION ANY OF THE ITEMS DESCRIBED IN CLAUSES (C) AND (D). THE EXERCISE OF, OR OPPOSITION TO, ANY OF THOSE ITEMS DOES NOT WAIVE THE RIGHT OF ANY PARTY TO A REFERENCE PURSUANT TO THIS AGREEMENT.

(c) THE REFEREE SHALL BE A RETIRED JUDGE OR JUSTICE SELECTED BY MUTUAL WRITTEN AGREEMENT OF THE PARTIES. IF THE PARTIES DO NOT AGREE WITHIN TEN (10) DAYS OF A WRITTEN REQUEST TO DO SO BY ANY PARTY, THEN, UPON REQUEST OF ANY PARTY, THE REFEREE SHALL BE SELECTED BY THE PRESIDING JUDGE OF THE COURT (OR HIS OR HER REPRESENTATIVE). A REQUEST FOR APPOINTMENT OF A REFEREE MAY BE HEARD ON AN EX PARTE OR EXPEDITED BASIS, AND THE PARTIES AGREE THAT IRREPARABLE HARM WOULD RESULT IF EX PARTE RELIEF IS NOT GRANTED. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE REFEREE SHALL DETERMINE THE MANNER IN WHICH THE REFERENCE PROCEEDING IS CONDUCTED INCLUDING THE TIME AND PLACE OF HEARINGS, THE ORDER OF PRESENTATION OF EVIDENCE, AND ALL OTHER QUESTIONS THAT ARISE WITH RESPECT TO THE COURSE OF THE REFERENCE PROCEEDING. ALL PROCEEDINGS AND HEARINGS CONDUCTED BEFORE THE REFEREE, EXCEPT FOR TRIAL, SHALL BE CONDUCTED WITHOUT A COURT REPORTER, EXCEPT THAT WHEN ANY PARTY SO REQUESTS, A COURT REPORTER WILL BE USED AT ANY HEARING CONDUCTED BEFORE THE REFEREE, AND THE REFEREE WILL BE PROVIDED A COURTESY COPY OF THE TRANSCRIPT. THE PARTY MAKING SUCH A REQUEST SHALL HAVE THE OBLIGATION TO ARRANGE FOR AND PAY THE COURT REPORTER. SUBJECT TO THE REFEREE’S POWER TO AWARD COSTS TO THE PREVAILING PARTY, THE PARTIES WILL EQUALLY SHARE THE COST OF THE REFEREE AND THE COURT REPORTER AT TRIAL.

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(d) THE REFEREE SHALL BE REQUIRED TO DETERMINE ALL ISSUES IN ACCORDANCE WITH EXISTING APPLICABLE CASE LAW AND STATUTORY LAW. THE RULES OF EVIDENCE APPLICABLE TO PROCEEDINGS AT LAW IN THE COURT WILL BE APPLICABLE TO THE REFERENCE PROCEEDING. THE REFEREE SHALL BE EMPOWERED TO ENTER EQUITABLE AS WELL AS LEGAL RELIEF, ENTER EQUITABLE ORDERS THAT WILL BE BINDING ON THE PARTIES AND RULE ON ANY MOTION THAT WOULD BE AUTHORIZED IN A COURT PROCEEDING. THE REFEREE SHALL ISSUE A DECISION AT THE CLOSE OF THE REFERENCE PROCEEDING WHICH DISPOSES OF ALL CLAIMS OF THE PARTIES THAT ARE THE SUBJECT OF THE REFERENCE. PURSUANT TO CCP SECTION 644, SUCH DECISION SHALL BE ENTERED BY THE COURT AS A JUDGMENT OR AN ORDER IN THE SAME MANNER AS IF THE ACTION HAD BEEN TRIED BY THE COURT AND ANY SUCH DECISION WILL BE FINAL, BINDING AND CONCLUSIVE. THE PARTIES RESERVE THE RIGHT TO APPEAL FROM THE FINAL JUDGMENT OR ORDER OR FROM ANY APPEALABLE DECISION OR ORDER ENTERED BY THE REFEREE. THE PARTIES RESERVE THE RIGHT TO FINDINGS OF FACT, CONCLUSIONS OF LAWS, A WRITTEN STATEMENT OF DECISION, AND THE RIGHT TO MOVE FOR A NEW TRIAL OR A DIFFERENT JUDGMENT, WHICH NEW TRIAL, IF GRANTED, IS ALSO TO BE A REFERENCE PROCEEDING UNDER THIS PROVISION.

27. Loan Document. Borrowers and Senior Lender agree that as between them, this Agreement is a Loan Document for all purposes.

[Signature Page Follows]

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IN WITNESS WHEREOF, Junior Creditor, Borrowers, and Senior Lender have caused this Agreement to be executed as of the date first above written.

JUNIOR CREDITOR:	CATAMARAN SERVICES, INC.

	By:	/sd/
	Name:	Rajwinder Kaur
	Title:	Director

BORROWERS:	MENDOCINO BREWING COMPANY, INC.

	By:	/sd/
	Name:	Mahadevan Narayanan
	Title:	Chief Financial Officer

RELETA BREWING COMPANY, LLC

	By:	MENDOCINO BREWING BREWING COMPANY, INC., its sole member

	By:	/sd/
	Name:	Mahadevan Narayanan
	Title:	Chief Financial Officer

SENIOR LENDER:	MB FINANCIAL BANK, N.A.

	By:	/sd/
	Name:	Martha Gaskin
	Title	Senior Vice President